==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                  May 6, 1996



                           MORGAN STANLEY GROUP INC.

            (Exact name of registrant as specified in its charter)



        DELAWARE                1-9085            13-2838811
    (State or other          (Commission       (I.R.S. Employer
    jurisdiction of          File Number)       Identification
     incorporation)                                Number)

                 1585 BROADWAY, NEW YORK, NEW YORK  10036
        (Address of principal executive offices including zip code)

                              (212) 761-4000
                      (Registrant's telephone number
                           including area code)

==============================================================================

ITEM 5.  OTHER EVENTS

               Attached and incorporated herein by reference as Exhibit 1-a is the Form of Underwriting Agreement for Debt Securities, as Exhibits 1-b and 1-c, respectively, are the Form of U.S. Distribution Agreement and the Form of Euro Distribution Agreement, as Exhibits 3-0 and 4-a the Restated Certificate of Incorporation of the Company, as Exhibits 4-b and 4-c, respectively, are the Form of Second Supplemental Senior Indenture and the Form of Second Supplemental Subordinated Indenture, as Exhibits 4-d through 4-dd the Forms of Notes and as Exhibits 8-a, 8-b, 23-a and 23-b, respectively, the Opinions re Tax Matters of Shearman & Sterling and the consents relating thereto, all in connection with the issuance from time to time by Morgan Stanley Group Inc. of Global Medium-Term Notes, Series C, D and E.

ITEM 7(C).  EXHIBITS

1-a.      Form of Underwriting Agreement for Debt Securities.
1-b.      Form of U.S. Distribution Agreement.
1-c       Form of Euro Distribution Agreement.
3-0.      Restated Certificate of Incorporation of the Company, as amemded.
4-a       Restated Certificate of Incorporation of the Company, as amended.
4-b.      Form of Second Supplemental Senior Indenture.
4-c.      Form of Second Supplemental Subordinated Indenture.
4-d.      Form of Fixed Rate Senior Note.
4-e.      Form of Fixed Rate Subordinated Note.
4-f.      Form of Principal Exchange Rate Linked Security (PERLS) Note.
4-g.      Form of Reverse PERLS Note.
4-h.      Form of Multicurrency PERLS Note.
4-i.      Form of Fixed Rate Amortizing Senior Note.
4-j.      Form of Floating Rate Senior Note.
4-k.      Form of Floating Rate Subordinated Note.
4-l.      Form of Senior Variable Rate Renewable Note.
4-m.      Form of Subordinated Variable Rate Renewable Note.
4-n.      Form of Senior Dollarized Yield Curve Note (Bond Basis).
4-o.      Form of Senior Dollarized Yield Curve Note (Money Market Basis).
4-p.      Form of Senior Dollarized Bull Note.
4-q.      Form of Floating/Fixed Rate Senior Note.
4-r.      Form of S&P Indexed (BULL) Note.
4-s.      Form of S&P Indexed (BEAR) Note.
4-t.      Form of Temporary Global Fixed Rate Senior Bearer Note.
4-u.      Form of Permanent Global Fixed Rate Senior Bearer Note.
4-v.      Form of Euro Fixed Rate Senior Bearer Note.
4-w.      Form of Euro Fixed Rate Senior Registered Note.
4-x.      Form of Euro Fixed Rate Subordinated Registered Note.
4-y.      Form of Temporary Global Floating Rate Senior Bearer Note.
4-z.      Form of Permanent Global Floating Rate Senior Bearer Note.
4-aa.     Form of Permanent Global Senior Bull Note.
4-bb.     Form of Definitive Floating Rate Senior Bearer Note.
4-cc.     Form of Temporary Global Senior ECU Puttable Floating Rate Note.
4-dd.     Form of Permanent Global Senior ECU Puttable Floating Rate Note.
8-a.      Opinion re Tax Matters of Shearman & Sterling
8-b.      Opinion re Tax Matters of Shearman & Sterling
23-a. Consent of Shearman & Sterling (see the third paragraph of Exhibit 8-a).
23-b. Consent of Shearman & Sterling (see the third paragraph of Exhibit 8-b).


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY GROUP INC.
                                       (Registrant)


Date:  May 6, 1996               By: /s/  Patricia A. Kurtz
                                     _________________________
                                          Patricia A. Kurtz
                                          Assistant Secretary


                                EXHIBIT INDEX

Exhibit
Number         Description
- -------        -----------

1-a.    Form of Underwriting Agreement for Debt Securities.
1-b.    Form of U.S. Distribution Agreement.
1-c     Form of Euro Distribution Agreement.
3-0.    Restated Certificate of Incorporation of the Company, as amemded.
4-a     Restated Certificate of Incorporation of the Company, as amended.
4-b.    Form of Second Supplemental Senior Indenture.
4-c.    Form of Second Supplemental Subordinated Indenture.
4-d.    Form of Fixed Rate Senior Note.
4-e.    Form of Fixed Rate Subordinated Note.
4-f.    Form of Principal Exchange Rate Linked Security (PERLS) Note.
4-g.    Form of Reverse PERLS Note.
4-h.    Form of Multicurrency PERLS Note.
4-i.    Form of Fixed Rate Amortizing Senior Note.
4-j.    Form of Floating Rate Senior Note.
4-k.    Form of Floating Rate Subordinated Note.
4-l.    Form of Senior Variable Rate Renewable Note.
4-m.    Form of Subordinated Variable Rate Renewable Note.
4-n.    Form of Senior Dollarized Yield Curve Note (Bond Basis).
4-o.    Form of Senior Dollarized Yield Curve Note (Money Market Basis).
4-p.    Form of Senior Dollarized Bull Note.
4-q.    Form of Floating/Fixed Rate Senior Note.
4-r.    Form of S&P Indexed (BULL) Note.
4-s.    Form of S&P Indexed (BEAR) Note.
4-t.    Form of Temporary Global Fixed Rate Senior Bearer Note.
4-u.    Form of Permanent Global Fixed Rate Senior Bearer Note.
4-v.    Form of Euro Fixed Rate Senior Bearer Note.
4-w.    Form of Euro Fixed Rate Senior Registered Note.
4-x.    Form of Euro Fixed Rate Subordinated Registered Note.
4-y.    Form of Temporary Global Floating Rate Senior Bearer Note.
4-z.    Form of Permanent Global Floating Rate Senior Bearer Note.
4-aa.   Form of Permanent Global Senior Bull Note.
4-bb.   Form of Definitive Floating Rate Senior Bearer Note.
4-cc.   Form of Temporary Global Senior ECU Puttable Floating Rate Note.
4-dd.   Form of Permanent Global Senior ECU Puttable Floating Rate Note.
8-a.    Opinion re Tax Matters of Shearman & Sterling
8-b.    Opinion re Tax Matters of Shearman & Sterling
23-a.   Consent of Shearman & Sterling (see the third paragraph of
        Exhibit 8-a).
23-b.   Consent of Shearman & Sterling (see the third paragraph of
        Exhibit 8-b).